UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 23, 2018

NABRIVA THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

Ireland	001-37558	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25-28 North Wall Quay, IFSC, Dublin 1, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (610) 816-6640

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On July 25, 2018, Nabriva Therapeutics plc (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) disclosing that the Company and its newly formed, direct wholly owned subsidiaries, Zuperbug Merger Sub I, Inc. (“Merger Sub I”) and Zuperbug Merger Sub II, Inc. (“Merger Sub II”, and together with Merger Sub I, “Merger Subs”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Zavante Therapeutics, Inc. (“Zavante”) and Cam Gallagher, solely in his capacity as representative of the former Zavante stockholders in connection with the Merger Agreement, pursuant to which on July 24, 2018, Merger Sub I merged with and into Zavante with Zavante surviving such merger and becoming a wholly owned subsidiary of the Company, and Zavante thereafter on such date merged with and into Merger Sub II, with Merger Sub II surviving the merger as a wholly owned subsidiary of the Company and assuming the name Zavante Therapeutics, Inc. (collectively, the “Acquisition”).

This amendment to the Original Form 8-K is being filed for the purpose of satisfying the Company’s undertaking to file the financial statements and pro forma financial statements required by Item 9.01 of Form 8-K, and this amendment should be read in conjunction with the Original Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

(i) The audited financial statements of Zavante Therapeutics, Inc. as of and for the years ended December 31, 2017 and 2016 and the independent auditors’ report thereon were filed as Exhibit 99.2 to the Original Form 8-K and are incorporated into this Item 9.01(a) by reference.

(ii) The unaudited interim financial statements of Zavante Therapeutics, Inc. as of and for the six months ended June 30, 2018 are filed as Exhibit 99.3 hereto and are incorporated into this Item 9.01(a) by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined financial statements of the Company are filed as Exhibit 99.4 hereto and are incorporated into this Item 9.01(b) by reference.

(d)                                 Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

2.1*†

Agreement and Plan of Merger dated as of July 23, 2018, by and among Nabriva Therapeutics plc, Zuperbug Merger Sub I, Inc., Zuperbug Merger Sub II, Inc., Zavante Therapeutics, Inc. and Cam Gallagher, solely in his capacity as Stockholder Representative

10.1*	Transition, Separation and Release of Claims Agreement, by and between Nabriva Therapeutics US, Inc. and Colin Broom, dated as of July 23, 2018

10.2*	Employment Agreement, by and between Nabriva Therapeutics US, Inc. and Theodore Schroeder, dated as of July 23, 2018

10.3*	Consulting Agreement, by and between Nabriva Therapeutics US, Inc. and Colin Broom, dated as of July 24, 2018 (included as Attachment A to Exhibit 10.1)

23.1*	Consent of Independent Auditors

99.1*	Risk Factors of Nabriva Therapeutics plc

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99.2*	Audited financial statements of Zavante Therapeutics, Inc. as of and for the years ended December 31, 2017 and 2016 and the independent auditors’ report thereon

99.3	Unaudited interim financial statements of Zavante Therapeutics, Inc. as of and for the six months ended June 30, 2018

99.4	Unaudited pro forma combined financial statements

† Confidential treatment has been granted for certain portions that are omitted from this exhibit. The omitted information has been filed separately with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the registrant’s application for confidential treatment. In addition, schedules have been omitted from this exhibit pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request; provided, however, that the registrant may request confidential treatment for any document so furnished.

* Previously filed.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABRIVA THERAPEUTICS PLC

Date: September 10, 2018	By:	/s/ Robert Crotty
Robert Crotty
General Counsel and Secretary

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